Exhibit 10.1

FIRST AMENDMENT TO FIFTH AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT

This First Amendment to the Fifth Amended and Restated Revolving Credit Agreement (the “Amendment”) is made as of November 13, 2007, by and among Duke Realty Limited Partnership (“Borrower”), Duke Realty Corporation (“Guarantor”), JPMorgan Chase Bank, N.A., individually and as “Administrative Agent”, and the Lenders shown on the signature pages hereof.

R E C I T A L S

A.            Borrower, Guarantor, Administrative Agent and the other Lenders have entered into an Fifth Amended and Restated Revolving Credit Agreement dated as of January 25, 2006 (as amended, the “Credit Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.

B.            Pursuant to the terms of the Credit Agreement, the Lenders initially agreed to provide Borrower with a revolving credit facility in an aggregate principal amount of up to $1,000,000,000.  The Borrower, Guarantor, the Administrative Agent and the Lenders now desire to amend the Credit Agreement in order to, among other things (i) increase the Aggregate Commitment to $1,300,000,000 in accordance with Section 2.1 of the Credit Agreement; and (ii) make certain other modifications to the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.             The foregoing Recitals to this Amendment hereby are incorporated into and made part of this Amendment.

2.             From and after the Effective Date (as hereinafter defined) the Commitments of each Lender shall each be the amount shown next to their respective signatures on the signature pages of this Amendment.

3.             From and after the Effective Date, the Aggregate Commitment shall equal One Billion Three Hundred Million Dollars ($1,300,000,000).

4.             The parties hereto acknowledge and agree that Wachovia has been designated as Joint Lead Arranger of the Facility together with J.P. Morgan Securities, Inc.

5.             Section 2.4 of the Credit Agreement is hereby amended and restated to read as follows:

Applicable Margins.  The ABR Applicable Margin and the LIBOR Applicable Margin to be used in calculating the interest rate applicable to different Types of Advances shall vary from time to time in accordance with the long-term unsecured debt ratings of the Borrower as set forth in the table attached as Exhibit A.  In the event that a rating agency shall discontinue its ratings of the REIT industry or the Borrower, a mutually agreeable substitute rating agency may be selected by the Required Lenders and the Borrower.

If a rating agency downgrade or discontinuance results in an increase in the ABR Applicable Margin, the LIBOR Applicable Margin or Facility Fee Rate and if such downgrade or discontinuance is reversed and the affected Applicable Margin is restored within ninety (90) days thereafter, at the Borrower’s request, the Borrower shall receive a credit against interest next due the Lenders equal to interest accrued from time to time during such period of downgrade or discontinuance and actually paid by the Borrower on the Advances at the differential between such Applicable Margins, and the differential of the Facility Fees paid during such period of downgrade.

If a rating agency upgrade results in a decrease in the ABR Applicable Margin, LIBOR Applicable Margin or Facility Fee Rate and if such upgrade is reversed and the affected Applicable Margin is restored within ninety (90) days thereafter, Borrower shall be required to pay an amount to the Lenders equal to the interest differential on the Advances and the differential on the Facility Fees during such period of upgrade.

6.             Section 7.20 (i) of the Credit Agreement is hereby amended and restated to read as follows:

“the ratio of Adjusted EBITDA to Fixed Charges to be less than 1.50 to 1.0 for the preceding 12 full calendar months throughout the remaining term of the Facility;”

7.             Section 7.20 (iii) of the Credit Agreement is hereby amended and restated to read as follows:

“the ratio obtained by dividing: (a) the Property Operating Income from all Unencumbered Assets by (b) interest on Consolidated Unsecured Indebtedness to be less than 1.75 to 1.0 for the quarter then ended.”

8.             Section 7.25 of the Credit Agreement is hereby amended and restated to read as follows:

Notice of Rating Change.  The Borrower shall notify the Administrative Agent promptly if there is any change in the long term unsecured debt rating of the Borrower from Moody’s or S&P.

9.             Exhibit A attached to the Credit Agreement is hereby replaced with Exhibit A attached to this Amendment.

10.           Borrower and Guarantor hereby represent and warrant that:

(a)           no Default or Unmatured Default exists under the Loan Documents;

(b)           the Loan Documents are in full force and effect and Borrower and Guarantor have no defenses or offsets to, or claims or counterclaims relating to, their obligations under the Loan Documents;

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(c)           no changes have been made to the organizational documents of the Borrower or Guarantor since the date of the Credit Agreement unless such changes have been previously provided to Administrative Agent;

(d)           there has been no material adverse change in the financial condition of  Borrower or the Guarantor since June 30, 2007; and

(e)           Borrower and Guarantor have full power and authority to execute this Amendment.

11.           The “Effective Date” shall be the date on which this Amendment shall have been executed by Borrower, General Partner, Administrative Agent, and the Required Lenders (including each Lender whose commitment has been increased), and all fees due to approving lenders, and the fees and expenses of the Arrangers have been paid.

12.           As expressly modified as provided herein, the Credit Agreement shall continue in full force and effect, and Guarantor reaffirms all of its obligations under the Guaranty.

13.           This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.

[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.

DUKE REALTY LIMITED PARTNERSHIP

By:	DUKE REALTY CORPORATION, its General Partner

By:	/s/ Matthew A. Cohoat
Print Name:

Matthew A. Cohoat
Title:

Executive Vice President and
Chief Financial Officer

c/o Duke Realty Corporation
600 East 96th Street, Suite 100
Indianapolis, Indiana 46240

Attention:	Matthew A. Cohoat
Telephone:	(317) 808-6065
Facsimile:	(317) 808-6794

DUKE REALTY CORPORATION

By:	/s/ Matthew A. Cohoat
Print Name:	Matthew A. Cohoat
Title:	Executive Vice President and
Chief Financial Officer

600 East 96th Street, Suite 100
Indianapolis, Indiana 46240

Attention:	Matthew A. Cohoat
Telephone:	(317) 808-6065
Facsimile:	(317) 808-6794

Commitments:	JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent

$112,000,000
	By:	/s/ Kimberly L. Turner
	Print Name:	Kimberly L. Turner
	Title:	Executive Director

277 Park Avenue
3rd Floor
New York, NY 10172

	Attention:	Kimberly Turner
	Telephone:	(212) 622-8177
	Facsimile:	(646) 534-0574

$112,000,000	WACHOVIA BANK, NATIONAL ASSOCIATION, Individually and as Syndication Agent

	By:	/s/ Rex E. Rudy
	Print Name:	Rex E. Rudy
	Title:	Managing Director

171 17th Street, NW, 100 Building
Atlanta, Georgia 30363

	Attention:	Cathy A. Casey
	Telephone:	(404) 214-6335
	Facsimile:	(404) 214-5493

$98,000,000	BANK OF AMERICA, N.A., Individually and as Syndication Agent

	By:	/s/ Mark Mokelke
	Print Name:	Mark Mokelke
	Title:	Vice President

Bank of America, N.A.
231 S. LaSalle Street, 10th Floor
Chicago, IL 60604

	Attention:	Mark Mokelke
	Telephone:	(312) 828-1739
	Facsimile:	(312) 828-4970

$73,000,000	THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, Individually and as Syndication Agent

	By:	/s/ R.H. Boese
	Print Name:	R.H. Boese
	Title:	Managing Director

One Liberty Plaza
New York, NY 10006

	Attention:	Rob Boese
	Telephone:	212-225-5167
	Facsimile:	212-225-5166

$98,000,000	WELLS FARGO BANK, NATIONAL ASSOCIATION, Individually and as Syndication Agent

	By:	/s/ Winita Lau
	Print Name:	Winita Lau
	Title:	Assistant Vice President

123 North Wacker Drive
Suite 1900
Chicago, Illinois 60606

	Attention:	Winita Lau
	Telephone:	(312) 269-4848
	Facsimile:	(312) 782-0969

$60,000,000	DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Managing Agent

	By:	/s/ Brenda Casey
	Print Name:	Brenda Casey
	Title:	Director

By:
Print Name:
Title:

200 Crescent Court
Suite 550
Dallas, TX 75201

Attention:
	Telephone:	(214) 740-7903
	Facsimile:	(214) 740-7910

$60,000,000	FIFTH THIRD BANK, Individually and as Managing Agent

	By:	/s/ David O’Neal
	Print Name:	David O’Neal
	Title:	Vice President

251 North Illinois Street
Suite 1000
Indianapolis, IN 46204

	Attention:	David O’Neal
	Telephone:	317-383-2288
	Facsimile:	317-383-2764

$60,000,000	MORGAN STANLEY BANK, Individually and as Managing Agent

	By:	/s/ Daniel Twenge
	Print Name:	Daniel Twenge
	Title:	Vice President

1633 Broadway
25th Floor
New York, NY 10019

	Attention:	Erma Dell’Aquila
	Telephone:	(212) 537-1532
	Facsimile:	(212) 537-1867

$60,000,000	REGIONS BANK, Individually and as Managing Agent

	By:	/s/ Kerri Raines
	Print Name:	Kerri Raines
	Title:	Vice President

Regions Bank
1900 5th Avenue, North
15th Floor
Birmingham, AL 35288

	Attention:	Kerri Raines
	Telephone:	(205) 801-0621
	Facsimile:	(205) 264-5456

$60,000,000	SUNTRUST BANK, Individually and as Managing Agent

	By:	/s/ Gregory T. Horstman
	Print Name:	Gregory T. Horstman
	Title:	Senior Vice President

8330 Boone Boulevard
8th Floor
Vienna, VA 22182

	Attention:	Gregory T. Horstman
	Telephone:	(703) 442-1549
	Facsimile:	(703) 442-1570

$60,000,000	U.S. BANK NATIONAL ASSOCIATION, Individually and as Managing Agent

	By:	/s/ Renee M. Lewis
	Print Name:	Renee M. Lewis
	Title:	Vice President

US Bank - MK-IL-RY2C
209 South LaSalle, Suite 210
Chicago, IL 60604

	Attention:	Renee M. Lewis
	Telephone:	(312) 325-8877
	Facsimile:	(312) 325-8852

$60,000,000	UBS LOAN FINANCE LLC, Individually and as Managing Agent

	By:	/s/ Irja R. Otsa
	Print Name:	Irja R. Otsa
	Title:	Associate Director

	By:	/s/ Richard L. Tavrow
	Print Name:	Richard L. Tavrow
	Title:	Director

677 Washington Boulevard
Stamford, CT 06901

	Attention:	Brian Gross
	Telephone:	(203) 719-3571
	Facsimile:	(203) 719-3888

$51,000,000	NATIONAL CITY BANK, Individually and as Co-Agent

	By:	/s/ Sarah E. Beeson
	Print Name:	Sarah E. Beeson
	Title:	Assistant Vice President

101 West Washington Street
Suite 935E
Indianapolis, IN 46255

	Attention:	Sarah E. Beeson
	Telephone:	(317) 267-7373
	Facsimile:	(317) 267-3742

$51,000,000	THE ROYAL BANK OF SCOTLAND PLC, Individually and as Co-Agent

	By:	/s/ Timothy J. McNaught
	Print Name:	Timothy J. McNaught
	Title:	Senior Vice President

101 Park Avenue
12th Floor
New York, NY 10178

	Attention:	Timothy J. McNaught
	Telephone:	(212) 401-3624
	Facsimile:	(212) 401-3456

$48,000,000	PNC BANK, NATIONAL ASSOCIATION, Individually and as Managing Agent

	By:	/s/ Richard B. Trzybinski
	Print Name:	Richard B. Trzybinski
	Title:	Vice President

201 East Fifth Street
Cincinnati, OH 45202

	Attention:	Richard B. Trzybinski
	Telephone:	(513) 651-8939
	Facsimile:	(513) 651-8931

$41,000,000	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD, NEW YORK BRANCH, Individually and as Co-Agent

	By:	/s/ James T. Taylor
	Print Name:	James T. Taylor
	Title:	Vice President

1221 Avenue of the Americas
New York, NY 10020

	Attention:	James T. Taylor
	Telephone:	(212) 782-4116
	Facsimile:	(212) 782-6442

$41,000,000	CITICORP NORTH AMERICA, INC., Individually and as Co-Agent

	By:	/s/ David Bouton
	Print Name:	David Bouton
	Title:	Vice President

c/o Citigroup Global Markets, Inc.
390 Greenwich Street
1st Floor
New York, NY 10013

	Attention:	Malav Kakad
	Telephone:	(212) 723-4693
	Facsimile:	(646) 291-3638

$40,000,000	MIZUHO CORPORATE BANK, LTD., Individually and as Co-Agent

	By:	/s/ Noel P. Purcell
	Print Name:	Noel P. Purcell
	Title:	Senior Vice President

1251 Avenue of the Americas
New York, NY 10020

	Attention:	Matthew Murphy
	Telephone:	(212) 282-4295
	Facsimile:	(212) 282-4488

$30,000,000	THE NORTHERN TRUST COMPANY

	By:	/s/ Robert Wiarda
	Print Name:	Robert Wiarda
	Title:	Vice President

50 South LaSalle
Chicago, Illinois 60603

	Attention:	Robert Wiarda
	Telephone:	(312) 444-3380
	Facsimile:	(312) 444-7028

$25,000,000	THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

	By:	/s/ Philip Allen
	Print Name:	Philip Allen
	Title:	Authorised Signatory

	By:	/s/ Gwen Evans
	Print Name:	Gwen Evans
	Title:	Authorised Signatory

Bank of Ireland Corporate
B2, Head Office
Lower Baggot St.
Dublin 2, Ireland

	Attention:	Philip Allen
	Telephone:	353 1 604 4710
	Facsimile:	353 1 604 4798

$25,000,000	CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH

	By:	/s/ Jim CY. Chen
	Print Name:	Jim CY. Chen
	Title:	Vice President & General Manager

685 Third Avenue
29th Floor
New York, NY 10017

	Attention:	Nelson Chou
	Telephone:	(212) 651-9770 ext. 24
	Facsimile:	(212) 651-9785

$10,000,000	BANK HAPOALIM, B.M.

	By:	/s/ Charles McLaughlin
	Print Name:	Charles McLaughlin
	Title:	Senior Vice President

	By:	/s/ Helen H. Gateson
	Print Name:	Helen H. Gateson
	Title:	Vice President

New York Branch
1177 Avenue of the Americas
12th Floor
New York, NY 10036

	Attention:	Marc Bose
	Telephone:	(212) 782-2181
	Facsimile:	(212) 782-2382

$25,000,000	SCOTIABANC INC.

	By:	/s/ J.F. Todd
	Print Name:	J.F. Todd
	Title:	Managing Director

711 Louisiana, Suite 1400
Houston, Texas 77002

	Attention:	J.F. Todd
	Telephone:	832-426-6002
	Facsimile:	832-426-6000

EXHIBIT A

PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I RATING	LEVEL II RATING	LEVEL III RATING	LEVEL IV RATING	LEVEL V RATING
Eurodollar Rate	0.45%	0.525%	0.65%	0.80%	1.15%
ABR	0.0%	0.0%	0.0%	0.0%	0.15%
APPLICABLE FEE RATE	LEVEL I RATING	LEVEL II RATING	LEVEL III RATING	LEVEL IV RATING	LEVEL V RATING
Letter of Credit Fee	0.45%	0.525%	0.65%	0.80%	1.15%
Facility Fee	0.125%	0.15%	0.15%	0.20%	0.25%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Level I Rating” means, for the applicable rating agency:  Borrower’s Moody’s Rating is A3 or better; Borrower’s S&P Rating is A- or better.

“Level II Rating” means, for the applicable rating agency: the Borrower’s Moody’s Rating is Baa1 or better; Borrower’s S&P Rating is BBB+ or better.

“Level III Rating” means, for the applicable rating agency: the Borrower’s Moody’s Rating is Baa2 or better; Borrower’s S&P Rating is BBB or better.

“Level IV Rating” means, for the applicable rating agency: the Borrower’s Moody’s Rating is Baa3 or better; Borrower’s S&P Rating is BBB- or better.

“Level V Rating” exists at any date if, on such date, the Borrower has not qualified for Level I Rating, Level II Rating, Level III Rating, or Level IV Rating.

“Moody’s Rating” means, at any time, the rating issued by Moody’s Investors Service, Inc. and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

“Rating” means Level I Rating, Level II Rating, Level III Rating, Level IV Rating, or Level V Rating.

“S&P Rating” means, at any time, the rating issued by Standard and Poor’s, and then in effect with respect to the Borrower’s senior unsecured long-term debt securities without third-party credit enhancement.

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The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower’s Rating as determined from its then-current Moody’s and S&P Ratings.

In the event that the Ratings of Moody’s and S&P do not match, then the higher of the two Ratings shall determine pricing; provided, however, that if the two Ratings are two gradations apart, then the rating that is between the two differing Ratings shall determine pricing.

The credit rating in effect on any date for the purposes of this Schedule is that in effect at the close of business on such date.  If at any time the Borrower has no Moody’s Rating and no S&P Rating, then Level V Rating shall exist.

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